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                                                            EXHIBIT 10.(i)(K)(2)

September 27, 1996


The Industrial Bank of Japan
  Limited, Chicago Branch
227 West Monroe Street
Suite 2600
Chicago, IL  60606

Re: Amendment to Term Loan Agreement dated as of September 29, 1995 between Montgomery Ward & Co., Incorporated (the "Company") and the Industrial Bank of Japan, Limited, Chicago Branch (the "Bank"), as amended (the "Term Loan Agreement")

Gentlemen:

     The Company hereby requests that you agree to the following amendments (the "Amendments") to the Term Loan Agreement:

1.   The definition of "Ratio Period" contained in Section 1.1 of
                                                   -----------
     the Term Loan Agreement is hereby deleted and the following definition of such term is substituted therefor:

               "Ratio Period" means the four (4) consecutive
                ------------
     Fiscal Quarters ending as of the date as of which the Ratio of Earnings to Fixed Charges is being determined.

2.   Section 6.2 of the Term Loan Agreement is hereby amended by
     -----------
     replacing the figure "0.125%" in such Section 6.2 with
                                           -----------
     "0.25%".

3.   Section 11.4 of the Term Loan Agreement is amended by adding
     ------------
     the following proviso at the end of the section:

          "; provided, however, in the case of the Fiscal
          Quarters ending September 28, 1996, March 29, 1997 and
          June 28, 1997, "65%" shall be substituted for "60%" in
          clause (i) above."
          ----------

4.   Clause (v) of Section 11.6 of the Term Loan Agreement is
     ----------    ------------
     amended by adding the following proviso at the end of clause
                                                           ------
     (v):
     ---

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          "; provided, however, in the case where the most
          recently ended fiscal quarter for the Company was one of the Fiscal Quarters ended September 28, 1996, March 29, 1997 or June 28, 1997, "65%" shall be substituted for "60%" in clause (a) above;"
                       ----------

5.   Section 11 of the Term Loan Agreement is hereby amended by
     ----------
     adding the following Section 11.20 thereto:
                          -------------

               "11.20.  Ratio of Earnings to Fixed Charges.  Not
                        ----------------------------------
     permit the Ratio of Earnings to Fixed Charges determined as of the last day of each Fiscal Quarter to be less than 1.10:1."

6.   Clause (e) of Section 13.l of the Term Loan Agreement is
     ----------    ------------
     hereby amended by substituting "11.6 and 11.20" for "ll.6"
                                     ----     -----       ----
     therein.

7.   Line (e) of Section 3 of Annex B to the form of officer
                 ---------    -------
     certificate to be delivered by the Company pursuant to
     Section 11.1(c) of the Term Loan Agreement for the fiscal
     ---------------
     quarters of the Company ending September 28, 1996, March 29, 1997 and June 28, 1997 will be revised to indicate "65%" rather than "60%" as an acceptable percentage of "Debt" to "Total Capitalization" for such fiscal quarter.

Except as hereinabove specifically provided, all the terms of the Term Loan Agreement shall remain in full force and effect and all references therein and in any related documents to the Term Loan Agreement shall (subject to the immediately succeeding paragraph) henceforth refer to the Term Loan Agreement as amended by this amendment. This amendment shall be deemed incorporated into, and a part of, the Term Loan Agreement.

Anything to the contrary herein notwithstanding, the Amendments shall be retroactively ineffective to the date hereof unless, on or prior to October 3l, l996, the Company shall have prepaid the Loan (as defined in the Term Loan Agreement) in its entirety, together with all accrued and unpaid interest thereon to the date of prepayment. The Bank agrees that concurrently with such prepayment, upon the Company's request, the Bank will become a "Bank" under and for purposes of the Short Term Credit Agreement dated as of September l5, l994, as amended (the "Credit Agreement"), with a Commitment (as defined in the Credit Agreement) of $25,000,000, subject to the terms and conditions of the Credit Agreement relating to lenders joining the facilities thereunder.

This amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

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If you are in agreement with the foregoing, please indicate your accord in the place provided for your acceptance on the duplicate original of this letter amendment and return the same to me. I shall also appreciate your telecopying me at (312) 467-7421 a signed copy of this letter amendment.

                              MONTGOMERY WARD & CO., INCORPORATED


                              By   /s/Douglas V. Gathany
                                ---------------------------------
                                Douglas V. Gathany, Treasurer


Accepted and Agreed:

THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, CHICAGO BRANCH


By   /s/Hiroaki Nakamura
  -----------------------------
Title:  Joint General Manager
      -------------------------
        Hiroaki Nakamura


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